                                                                    EXHIBIT 10.1




            Placerville branch lease dated June 23, 1987 as amended.

                    AMENDMENT TO THE LEASE RENEWAL AGREEMENT

        dated August 27, 1996 extending the term of the Lease Agreement dated June 23, 1987 by and between:

                       Western Sierra National Bank, Tenant and;
                       Mr. Leo J. Albusche, the then Landlord (Lessor)

Note: Any reference to the 'Lease Agreement' in the following paragraphs is to that certain Lease Agreement dated June 23, 1987; by and between Leo J. Albusche, "Landlord" and Western Sierra National Bank, "Tenant".

The Carriage Trader Shopping Center, a portion of which are the premises leased by Tenant at 1450 Broadway, Placerville, CA 95667; were bought by Shashank and Sheela Kapre on July 22, 1997 from Leo J. Albusche. Tenant and the current Landlord hereby agree that;

1. Tenant, Western Sierra National Bank shall not relocate or 'downsize' to 2,000-3,000 sq. ft. at the current location or at a smaller facility within the Carriage Trade Shopping Center before July 31, 1999. Any such move at a later date shall still be only upon a minimum one year's written notice. The current Landlord, Shashank Kapre, agrees to a total monthly rent of $5,000.00, inclusive of all the 'Miscellaneous Costs (per clause 46 of the Lease Agreement), tax increases (per clause 45 of the Lease Agreement taking into account the recent Sale/Purchase of the Shopping Center) and Cost of Living Increases (per clause 4B of the Lease Agreement: "Increases in Minimum Rent) to date. The new monthly rent shall be effective August 1, 1997 and Tenant shall reimburse Landlord for the August and September 1997 rent shortage in the amount of $890.90 payable with the October 1997 rent.

2. All other Terms and Conditions of the Lease Agreement shall remain the same; particularly the provisions for the future annual Increase in Minimum rent (clause 4B) and any utility charges (Tenant's share of water charges per clause 19) shall apply. The total monthly rent payment shall be subject to future Cost of Living increases.

3. Should the Tenant choose to relocate to a smaller space within the Shopping Center or 'downsize' at the current location, the cost of such a move and that of all related Tenant Improvements or Modifications shall be at Tenant's sole expense. However, if it is mutually acceptable for the Tenant to occupy a smaller portion of the premises at the current location, Tenant shall, at its sole expense, reconstruct/remodel the premises for its own use at the western end. The necessary 'alterations' shall be made according to the provisions of clause 9.A of the Lease Agreement. In either case, should Tenant 'downsize to 2,500 sq. ft. or less, the new lease rate for the smaller space shall be three per cent (3%) higher on a per sq. ft. basis compared to the then applicable lease rate under the Lease Agreement.


/s/ STEPHANIE MARSH                               /s/ SHASHANK KAPRE
------------------------------                    -----------------------------
Western Sierra National Bank, Tenant              Shashank Kapre, Landlord

SVP/CAO
------------------------------
            Title

Date: 9-24-97                                     Date: 9/24/1997
     ---------                                         -----------

                            LEASE RENEWAL AGREEMENT


Whereas Western Sierra National Bank and Leo J. Albusche entered into a Lease Agreement June 23, 1987 covering premises at 1450 Broadway, Placerville, California and extended that agreement by memorandum December 27, 1991.

This extended lease term will expire June 30, 1997 and the undersigned parties herewith agree to extend the lease for an additional five years under the same terms and conditions as the Lease Renewal Agreement of 1991 with the following modification:

     At any time after June 30, 1998, upon one year written notice, Western Sierra National Bank may terminate their lease of 6,500 square feet of building space in the Carriage Trade Shopping Center in exchange for a smaller facility in that center of 2,000 to 3,000 square feet in size. Monthly rental would be reduced proportionately and occupancy would continue through the balance of the extended term until June 30, 2002.

Agreed this 27th day of August, 1996



/s/ [SIG]                               /s/ LEO J. ALBUSCHE
------------------------------------    ----------------------------------------
Western Sierra National Bank            Leo J. Albusche, Lessor



Pres/CEO
------------------------------------
Title

                                     LEASE

     1. PARTIES. This Lease is made this 23rd day of June, 1987, by and between LEO J. ALBUSCHE (herein called "Landlord") and Western Sierra National Bank (herein called "Tenant" whether one or more.

     2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises") located in the County of El Dorado, State of California, and described as follows: A retail store building of 6,500 square feet (gross) being a portion of the premises formerly leased to Rasco Stores, Inc., now divided and known as 1450 Broadway, Placerville.

          This lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

     3. USE. Tenant shall use the Premises for a bank and shall not use or permit the Premises to be used for any other purpose.

     4.   RENT.

          4.A. MINIMUM RENT. Tenant agrees to pay to Landlord as Minimum Rent, without notice or demand, the rent of $195,000.00 in installments as follows:
Fifty four equal payments of $3,611.11 each to be paid the first day of each month commencing January 1, 1988.

          The rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.

          4.B. INCREASES IN MINIMUM RENT. In addition to the minimum rental, upon the first anniversary of said Lease the rental payments shall be increased in direct proportion to any increase in the cost of living over the previous year based on figures released by the U.S. Department of Labor for the San Francisco (Northern California) region. Example: If the cost of living shall increase 10% over the first year of this Lease, the monthly rental payments shall be increased 10% upon the Lease anniversary and thereafter. Should similar increases occur in subsequent years, each successive anniversary the rental shall be increased additionally by such amounts proportionate to the rise in living costs over the previous year. In the event that the cost of living shall decrease, then rental shall be reduced on the same basis as above except that in no event shall the monthly payments be reduced below the monthly payments set forth in the rental paragraph above. If Landlord waives these rental increases for any year(s) and elects to charge the increases for subsequent years, the cost of living increase shall be determined by comparing the then current cost of living index with the index that was in effect on the date the lease term commenced.

     5. TERM. The Lease shall be for a term of five years commencing on July 1, 1987, and ending on June 30, 1992.

     6. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant has deposited with Landlord a sum equivalent to the first month's rent. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provi-sions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

     7. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant at the commencement of said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event there shall be a proportionate deduction of rent covering the period between the commencement of the said term and the time when Landlord can deliver possession.

     8. USES PROHIBITED. Tenant shall not use, or permit said Premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will increase the existing rate of insurance upon the building in which said Premises may be located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Tenant sell, or permit to be kept, used, or sold, in or about said Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at his sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

     9.   ALTERATIONS AND ADDITIONS; LANDLORD'S LIEN.

          9.A. Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions, or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove and alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at is sole cost and expense, repair any damage to the Premises caused by such removal. For any period during which Tenant fails to so remove and repair, rent shall continue to accrue and Landlord may, but shall not be obligated to, remove Tenant's property, repair any damage, and collect from Tenant the costs thereof as well as rent.

          9.B. Notwithstanding the provisions of Article 10.A. in the event Tenant shall "default" as defined in Article 22 below, Landlord shall have a lien upon all of Tenant's movable furniture, trade fixtures and improvements to the Premises which lien shall constitute Landlord a secured creditor with all rights and remedies provided by the California Commercial Code.

     10.  ASSIGNMENT AND SUBLETTING.

          10.A. Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without first obtaining the written con-sent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under the terms of this lease.

          10.B. In determining whether Landlord acts "reasonable" in giving or withholding his consent pursuant to Article 10.A., the following criteria shall be applied: (i) the creditworthiness and financial standing of the proposed sublessees, assignee, etc.; and (ii) the consistency of the sublessee's, assignees's, etc. proposed use with the use specified in this Lease, it being of paramount interest to Landlord that the tenant mix and integrity of the shopping center be preserved. These criteria shall not be exclusive of others that Landlord may additionally apply.

     11. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

     12. REPAIRS. Tenant shall, at his sole cost, keep and maintain the Premises and appurtenances, including glazing and sidewalks, in good and sanitary order, condition and repair, hereby waiving all right to make repairs at the expense of the Landlord as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and agrees on the last day of the term, or sooner termination of this Lease, to surrender to Landlord the Premises with the appurtenances in the same condition as when received, reasonable use and wear thereof excepted.

     13. FREE FROM LIENS. Tenant shall keep the Premises and the property in which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant.

     14. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Tenant shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the Premises, shall be conclusive of the fact as between Landlord and Tenant.

     15. INDEMNIFICATION OF LANDLORD. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise, in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time, and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise of any person, arising from the use of the Premises by Tenant, or from the failure of Tenant to keep the Premises in good condition and repair, as herein provided.

     16. SIGNS. Tenant shall not have the right to place, construct, or maintain on the glass panes or supports of the show windows of the Premises, the doors, or the exterior walls or roof of the building in which the Premises are located or any interior portions of the Premises that may be visible from the exterior of the Premises, any signs, advertisements, names, insignia, trademarks, descriptive material, or any other similar item without Landlord's written consent. Landlord at Tenant's cost can remove any item placed, constructed, or maintained that does not comply with the provisions of this paragraph.

     17. DISPLAYS. The Tenant may not display or sell merchandise outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices for use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

      18. AUCTIONS. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

      19. UTILITIES. Tenant shall pay for all water, gas, heat, power, telephone service and all other services supplied to the Premises.

      20. ENTRY TO LANDLORD. Tenant shall permit Landlord and his agents to enter into and upon said Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of maintaining the building in which said Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-liability for alterations, additions or repairs or for the purpose of placing upon the property in which the said Premises are located any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Landlord, at any time within thirty (30) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. No rights of Landlord under this paragraph shall create a duty for Landlord to repair or maintain the Premises.

      21. DESTRUCTION OF PREMISES. In the event of a partial destruction of the said Premises during the said term, from any cause, Landlord shall forthwith repair the same, provided such repairs can be made within sixty (60) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no wise annul or void this Lease, except that Tenant shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the said Premises. If such repairs cannot be made in sixty (60) days, Landlord may, at his option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately rebated as aforesaid in this paragraph provided. In the event that Landlord does not so elect to make such repairs which cannot be made in sixty (60) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Tenant. In the event that the building in which the demised Premises may be situated be destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the demised Premises be injured or not. A total destruction of the building in which the said Premises may be situated shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant, who shall bear the cost of such arbitration equally between them.

      22. TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

            22.A.  The vacating or abandonment of the Premises by Tenant.

            22.B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

            22.C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 22.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant.

          22.D. The making by tenant of any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease.

     23. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, in his sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach;

          23.A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees; the worth at the time of award by the Court having jurisdiction thereof of the amount by which the unpaid rent and other charges and Adjustments called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum legal rate; or

          23.B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and Adjustments as may become due hereunder; or

          23.C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

     24. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to him of any or all subleases or subtenancies.

     25. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease, upon thirty (30) days written notice. If either less or more than 25% of the Premises are taken (and neither party elects to terminate as herein provided), the Minimum Rent thereafter to be paid shall be equitably reduced. If any part of the Shopping Center other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     26. HOURS OF BUSINESS. Tenant shall continuously during the entire term hereof conduct and carry on Tenant's business in the Premises and shall keep the Premises open for business and cause Tenant's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the area in which the Premises are located to be open for business. Tenant shall keep the Premises adequately stocked with merchandise, and with sufficient sales personnel to care for the patronage, and to conduct said business in accordance with sound business practice.

     27. MERCHANT'S ASSOCIATION. A Shopping Center Merchant's Association shall be formed if more than 50% of the shopping center tenants, who each lease less than 10,000 square feet of space, elect to form the Association. Voting shall be on the basis of each tenant having one vote. If the Association is formed, Tenant agrees to become a member, to participate in, and to remain in good standing and abide by the regulations of the Association, except that Tenant shall not be required to pay annual dues exceeding $300.00 in order to comply with the requirements of this Lease.

     28. LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due thereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after it is due, then Tenant shall pay to Landlord a late charge equal to $25.00 for each delinquent installment, plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     29. WAIVER. The waiver by Landlord of any breach of any term, covenent or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     30. HOLDING OVER. Any holding over after the expiration of the said term, with the consent of Landlord, shall be construed to be a tenancy from month to month, at a rental to be agreed upon by the parties, and shall otherwise be on the terms and conditions herein specified.

     31. SALE OF PREMISES BY LANDLORD. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

     32. TENANT'S STATEMENT. Tenant shall at any time and from time to time, upon not less than three days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     33. NOTICES. All notices to be given to Tenant may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant at the said Premises, whether or not Tenant has departed from, abandoned or vacated the Premises.

     34. ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and court costs reasonably incurred.

     35. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

     36. TIME. Time is of the essence of this Lease.

     37. PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing and signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     38. INABILITY TO PERFORM. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

     39. PARTIAL INVALIDITY. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     40. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

     41. CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

     42. RENEWAL OPTION. Tenant is herewith given an option to renew this Lease for one additional 5 yr. term ___ under the same general terms and conditions provided that Tenant gives Landlord written notice of his intent to renew prior to January 1, 1992.

     43. EMPLOYEE PARKING. Tenant and Tenant's employees shall park in such parking spaces as Landlord shall from time to time designate.

     44. LIGHTING. Tenant agrees to keep window lights and any exterior lights illuminated during such hours as the shopping center Association or Landlord shall from time to time designate.

     45. REAL PROPERTY TAXES. In the event of any increase in taxes or governmental impositions levied against the real property of which the demised Premises are a part, the rental shall be increased to cover Tenant's share of such increase based on his proportionate occupancy of the total square footage of the building. Example: If Tenant occupies a one thousand square foot portion of a two thousand square foot building and taxes assessed to this building go up $120.00 July first of next year, then Tenant's monthly rental payments shall be increased at the time by five dollars each month to cover his proportionate share (1/2 or $60.00 per year) and this same procedure shall occur under any tax increase.

     46. MISCELLANEOUS COSTS. The parking lots shall be maintained at all times by Landlord who shall also maintain the landscaping and see that the sidewalks and common areas of the shopping center are kept neat and orderly. Tenant shall pay to Landlord a proportionate share of said maintenance costs as well as the shopping center's costs of public liability and fire insurance for the center areas. Tenant's share shall be determined by dividing the aforementioned costs by Tenant's percentile space occupancy of the center. Example: If Tenant occupies ten percent of the gross leaseable area of the shopping center and the costs are $1,000.00 during the first year of his occupancy, within thirty days after billing by Landlord he shall pay ten percent of said cost or $100.00. In no event shall the cost to Tenant in the first two years of this Lease exceed $3,900.00 yr. Common area charges may be billed at any time convenient to Landlord and shall be paid to Landlord by Tenant within thirty days of such billing. Tenant is responsible for one parking lot light and will maintain same per lease paragraph 44.


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     47. Landlord shall maintain roof and structural elements of premises'
exterior walls.

     IN WITNESS WHEREOF, Landlord and Tenant have executed these presents, the day and year first above written.

"LANDLORD"                                 "TENANT"

 /s/   [SIG]                               Western Sierra National Bank
----------------------------               ----------------------------

                                           By /s/ DUVAL E. PHILLIPS
                                             --------------------------

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